UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2021
ETSY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market

Item 2.02. Results of Operations and Financial Condition.
On November 3, 2021, Etsy, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference.
Information in Item 2.02 and Exhibit 99.1 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 1, 2021, Marla Blow was appointed to the Board of Directors of Etsy, Inc. ("Etsy") to serve as a Class III director (for a term expiring at the 2024 annual meeting of stockholders), effective November 30, 2021. Ms. Blow will also join Etsy's Audit Committee at that time. In connection with Ms. Blow's appointment, the Board increased its size to nine directors, effective November 30, 2021 and upon Ms. Blow joining the Board.
As a non-employee director, Ms. Blow will be compensated for her services pursuant to Etsy's Amended and Restated Director Compensation Program for Non-Employee Directors, effective as of March 5, 2021 and filed as Exhibit 10.2 to Etsy's Quarterly Report on Form 10-Q for the quarter-ended March 31, 2021. Etsy also expects to enter into its standard indemnification agreement for directors with Ms. Blow the form of which was filed as Exhibit 10.1 to Etsy's Annual Report on Form 10-K for the year-ended December 31, 2020.
Ms. Blow was not selected as a director pursuant to any arrangements or understandings with Etsy or with any other person, and there are no related party transactions between Etsy and Ms. Blow that would require disclosure under Item 404(a) of Regulation S-K.
A copy of the press release announcing Ms. Blow's appointment to the Board of Directors has been filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Etsy, Inc. on November 3, 2021
99.2	Press Release issued by Etsy, Inc. on November 2, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Rachel Glaser
Rachel Glaser
Chief Financial Officer
Dated: November 3, 2021
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